UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):
March 20, 2006

Heartland Bancshares, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Indiana
(State or Other Jurisdiction of Incorporation)

333-32245	35-2017085
(Commission File Number)	(IRS Employer Identification No.)

420 North Morton Street, Franklin, Indiana	46131
(Address of Principal Executive Offices	(Zip Code)

(317) 738-3915
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On March 20, 2006, the Registrant filed a Form 15 notice with the Securities and Exchange Commission ("SEC"). The effect of the Form 15 notice is to suspend, effective immediately, the Registrant's duty to file reports with the SEC under Section 15(d) of the Securities Exchange Act of 1934, as amended. Accordingly, the Registrant does not intend to file an annual report on Form 10-KSB for its fiscal year ended December 31, 2005, or any other annual, quarterly or current reports that otherwise would be due to be filed under Section 15(d) at any time in the future, until such time, if ever, as the Registrant's duty to file such reports is deemed no longer to be suspended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

HEARTLAND BANCSHARES, INC.

Date: March 20, 2006	By:	/s/ Jeff Joyce
Jeff Joyce
CFO